UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 7, 2025
Pacific Biosciences of California, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1305 O’Brien Drive
Menlo Park, California 94025
(Address of principal executive offices) (Zip Code)
(650) 521-8000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 7, 2025, Pacific Biosciences of California, Inc. (the “Company”) entered into a Third Amendment to Lease (the “Lease Amendment”) with Menlo Park Portfolio II, LLC (“Lessor”) to amend the Lease by and between Lessor and the Company, dated July 22, 2015, as amended by the First Amendment to Lease, dated December 23, 2016, and as further amended by the Second Amendment to Lease, dated December 30, 2019 (collectively, the “Lease”), relating to the Company’s corporate headquarters, research and development facilities, and manufacturing and distribution centers in Menlo Park, California. The Lease Amendment extends the term from the prior expiration on October 31, 2027 to its new expiration on April 30, 2034. Base rent during the extended term will be as follows:

PERIOD	Square Feet	$/SF/Mo./NNN	MONTHLY BASE RENT
11/1/2027-10/31/2028	180,231	$5.70	$1,027,316.70
11/1/2028-10/31/2029	180,231	$5.87	$1,058,136.20
11/1/2029-10/31/2030	180,231	$6.05	$1,089,880.29
11/1/2030-10/31/2031	180,231	$6.23	$1,122,576.70
11/1/2031-10/31/2032	180,231	$6.42	$1,156,254.00
11/1/2032-10/31/2033	180,231	$6.61	$1,190,941.62
11/1/2033-4/30/2034	180,231	$6.81	$1,226,669.86

The Company will have the option to further extend the term of the Lease through April 30, 2044 at fair market rent.

Following execution of the Lease Amendment, the Company will be entitled to seventeen full months of base rent abatement, totaling $11,641,064.52. In addition, the Company will receive a tenant improvement allowance equal to $7,209,240. Lessor will be responsible for performing the agreed-upon improvements and the allowance will remain available through December 31, 2027.

Except as set forth above, the material terms of the Lease remain unchanged.

The foregoing description of the Lease Amendment does not purport to be complete and is qualified in its entirety to the full text of the Lease Amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 that will be filed with the Securities and Exchange Commission.

ITEM 2.03.    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

	By:	/s/ Michele Farmer
Michele Farmer
Vice President and Chief Accounting Officer
Date: March 13, 2025